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                                                                   EXHIBIT 10.36

                            SUBORDINATION AGREEMENT

     This SUBORDINATION AGREEMENT dated as of October 31, 1997 (this
"Agreement") by and among (i) the corporations listed on the signature pages
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hereto as "DEBTORS" (together with their respective successors and assigns, collectively,"Debtors"); (ii) HEALTH AND RETIREMENT PROPERTIES TRUST, a real
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estate investment trust formed under the laws of the State of Maryland (together with its successors and assigns, "HRP" or "Senior Creditor"), and (iii) the
                                  ---      ---------------
corporations listed on the signature pages hereto as "SUBORDINATED CREDITORS" (together with their respective successors and assigns, collectively, the "Subordinated Creditors").
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                             W I T N E S S E T H:
                             - - - - - - - - - -

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, each Subordinated Creditor and each Debtor agrees with Senior Creditor that, until the Senior Obligations (as hereinafter defined) are paid in full as herein provided, each such party to this Agreement will comply with such of the following provisions as are applicable to it:

1.   Certain Definitions.
     -------------------

     1.1  Senior Obligations. The term "Senior Obligations" shall mean (a) each
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and every obligation and liability, now existing or hereafter arising, of
Debtors, or any of them, to Senior Creditor under any agreement, note, lease, master lease, mortgage, security agreement, pledge agreement, assignment, guaranty or other agreement or instrument now or hereafter executed by, on the one hand, Senior Creditor, and, on the other, any Debtor, and any agreement, note, mortgage, security agreement, pledge agreement, assignment, guaranty or other agreement or instrument hereafter executed in connection with any extension, renewal, refunding or refinancing thereof, as any of the same may hereafter from time to time be amended, modified or supplemented (collectively, the "Senior Documents"), in each case as and when the same shall become due and
     ----------------
payable, whether at maturity, by acceleration or otherwise, according to the terms thereof, and the due and punctual performance and observance of all such payments and other obligations (including, without limitation, all fees, expenses and other amounts owing to Senior Creditor under the Senior Documents, whether now owing or hereafter incurred, in each case regardless of the extent to which such amounts are allowed as claims against any Debtor in any Reorganization, as such term is defined below (including any interest thereon accruing after the commencement of any Reorganization and any other interest that would have accrued thereon but for the commencement of such Reorganization)).

     1.2  Subordinated Obligations. The term "Subordinated Obligations" shall
          ------------------------            ------------------------
mean any and all obligations and liabilities, direct or contingent, now existing or hereafter arising, of any Debtor to any Subordinated Creditor; provided that
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Subordinated Obligations shall not include obligations of any Debtor to any
Subordinated Creditor for the payment of goods and services (excluding management services) provided to the Debtor by the Subordinated Creditor in the
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ordinary course of business and upon terms no less favorable to the Debtor than would have been the case if such goods and services had been provided to the Debtor by a non-affiliate.

     1.3  Other Definitions.  As used herein:
          -----------------

          (1)  the term "Default" shall mean (i) any event or condition which
                         -------
     relates to the payment of money and which constitutes or which with the giving of notice or the passage of time or both would constitute an Event of Default under, and as defined in, any Senior Document and (ii) any Event of Default, as defined in any Senior Document; and

          (2)  the term "Subordinated Agreements" shall mean, collectively, any
                         -----------------------
     agreement or instrument executed in connection with, relating to or evidencing any Subordinated Obligations.

     1.4 Other capitalized terms used and not defined herein shall have the meanings assigned to them in the Master Lease Document dated as of December 28, 1990, as amended (hereinafter, as the same may be amended, modified or supplemented from time to time, the "AMS Properties Master Lease"), among Senior
                                     ---------------------------
Creditor, as Landlord, and AMS Properties, Inc., as tenant, and the Master Lease Document dated as of June 30, 1992, as amended (hereinafter, as the same may be amended, modified or supplemented from time to time, the "GCIHCC Master Lease"),
                                                          -------------------
among Senior Creditor, as Landlord, and GCI Health Care Centers, Inc., as tenant.

2.   Subordination. The payment of any and all Subordinated Obligations shall at
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all times be junior and subordinate and subject in right of payment and exercise of remedies to the prior payment in full of all Senior Obligations to the extent and in the manner herein provided.

3.   Prohibited Payments; No Breach. No Debtor shall make, and no Subordinated
     ------------------------------
Creditor shall demand, accept or receive, any direct or indirect payment (in cash, property, by setoff or otherwise) of or on account of any Subordinated Obligations, and no such payment shall be due, unless and until all Senior Obligations shall have been paid in full as herein provided; provided, however,
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that so long as no Default shall have occurred and be continuing or would occur after giving effect to such payment, any Debtor may make, and any Subordinated Creditor may accept, a payment in respect of any Subordinated Obligation under any Subordinated Agreement. Any Debtor's failure to pay any amount in respect of any Subordinated Obligations under any Subordinated Agreement by reason of the operation of this Agreement shall not constitute a breach of or default with respect to such Subordinated Agreement on the part of such Debtor.

4.   No Transfer. Each Subordinated Creditor agrees that it will not assign,
     -----------
transfer or otherwise dispose of any of the Subordinated Obligations except to a person who agrees in advance, in a writing delivered to Senior Creditor, to become a party to this Agreement, and subject in any case to the prior written consent of Senior Creditor.

5.   Insolvency, etc.
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     5.1  In the event of (i) any insolvency or bankruptcy proceeding, or any receivership, liquidation, reorganization or other similar proceeding in connection therewith, relative to any Debtor or its property, or (ii) any proceedings for voluntary liquidation, dissolution or other winding-up of any Debtor and whether or not involving insolvency or bankruptcy, or (iii) any assignment or receivership for the benefit of creditors, or (iv) any distribution, division, marshaling or application of any of the properties or assets (including, without limitation, properties or assets securing the Subordinated Obligations) of any Debtor or the proceeds thereof, to creditors, voluntary or involuntary, and whether or not involving legal proceedings (a "Reorganization"), then and in any such event all Senior Obligations shall first
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be indefeasibly paid in full as herein provided before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of the Subordinated Obligations, and in furtherance thereof,

          (1) any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for the terms hereof) be payable or deliverable by Debtors in respect of the Subordinated Obligations (including any payment or distribution in respect of the Subordinated Obligations by reason of any other indebtedness of Debtors being subordinated to the Subordinated Obligations or by reason of any properties or assets of Debtors securing the Subordinated Obligations), shall be paid or delivered directly to Senior Creditor, until all Senior Obligations shall have been paid in full as herein provided;

          (2) each Subordinated Creditor irrevocably authorizes and empowers (without imposing any obligation on) Senior Creditor and Senior Creditor's representatives to demand, sue for, collect and receive such payments and distributions in respect of the such Subordinated Obligations and to receipt therefor, and to file and prove all claims therefor and take all such other action (including the right to vote the Subordinated Obligations) in the name of Subordinated Creditor or otherwise, as Senior Creditor or Senior Creditor's representatives may determine to be necessary or appropriate; and

          (3) each Subordinated Creditor irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries and agrees to execute and deliver to Senior Creditor and Senior Creditor's representatives all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, as signments of claim and other instruments, and shall take all such other action as may be requested by Senior Creditor or Senior Creditor's representatives, in order to enable Senior Creditor to enforce all claims upon or in respect of the Subordinated Obligations.
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     5.2  Unless and until all Senior Obligations shall have been indefeasibly paid in full as herein provided, no Subordinated Creditor will commence any proceeding against any Debtor, or join with any creditor in any such proceeding, under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the federal or any state government, unless the holders of the Senior Obligations shall also join in bringing such proceeding.

6.   Payments and Distributions Received.  If any payment or distribution of any
     -----------------------------------
character (whether in cash, securities or other property) or any security shall be received by any Subordinated Creditor in contravention of any of the terms hereof and before all Senior Obligations shall have been indefeasibly paid in full as herein provided, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, Senior Creditor (or Senior Creditor's representatives) for application to the payment of all Senior Obligations remaining unpaid, to the extent necessary to pay all such Senior Obligations in full as herein provided. In the event of the failure of any Subordinated Creditor to endorse or assign any such payment, distribution or security on demand, Senior Creditor and Senior Creditor's representatives shall be irrevocably authorized to endorse or assign the same.

7.   Rights of Subrogation, etc. No Subordinated Creditor shall exercise any
     --------------------------
right of subrogation which it may have with respect to the Senior Obligations until the Senior Obligations shall have been indefeasibly paid in full following the termination of the Senior Documents.

8.   Security.  So long as any of the Senior Obligations shall not have been
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indefeasibly paid in full following the termination of the Senior Documents, the
Debtors shall not give and the holders of the Subordinated Obligations shall not demand, accept or receive, any security, direct or indirect, for any Subordinated Obligations.

9.   Subordination Not Affected, etc. The terms hereof, the subordination
     -------------------------------
effected hereby, and the rights of Senior Creditor shall not be affected by (a) any amendment of or addition or supplement to any Senior Obligations, or any Senior Document, or any other instrument or agreement relating thereto; (b) any exercise or nonexercise of any right, power or remedy under or in respect of any Senior Obligations or any Senior Document, or any other instrument or agreement relating thereto; (c) any sale, exchange, release or other transaction affecting all or any part of any property at any time pledged or mortgaged to secure, or however securing, any Senior Obligations; or (d) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission, in respect of any Senior Obligations, or any other Senior Document, or any instrument or agreement relating thereto; whether or not Subordinated Creditor shall have had notice or knowledge of any of the foregoing.

1.   Payment in Full. For all purposes hereof, the Senior Obligations shall not
     ---------------
be deemed to have been paid in full unless Senior Creditor (or its duly authorized representative) shall have received cash equal to the amount of Senior Obligations at the time outstanding.
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10.  Limit on Right of Action.  Each Subordinated Creditor, for itself and its
     ------------------------
successors and assigns, agrees for the benefit of Senior Creditor, that until all Senior Obligations shall have been paid in full after the termination of the Senior Documents, each Subordinated Creditor agrees it will not accelerate the maturity date of the Subordinated Obligations or commence any action, suit or other legal or equitable proceeding or otherwise seek to enforce its rights, powers or remedies as such holder with respect to the payment of any Subordinated Obligations, the performance of any obligations with respect thereto or the collection thereof, whether under any Subordinated Agreement, under applicable law or against any collateral.

11.  Further Assurances. Each Debtor and each Subordinated Creditor, for itself
     ------------------
and its successors and assigns as holders of the Subordinated Obligations, covenants to execute and deliver to Senior Creditor such further instruments and documents and take such further actions as Senior Creditor may from time to time request for the purpose of carrying out the provisions and intent of this Agreement.

12.  Requirement of Notice.  Each Subordinated Creditor agrees to notify Senior
     ---------------------
Creditor immediately upon the occurrence of any default or event of default in respect of the Subordinated Obligations or under any Subordinated Agreement or any event which, upon notice or lapse of time or both, would constitute such a default.

13.  Notices. Any notice, request, demand, statement or consent ("Notice")
     -------                                                      ------
desired or required to be given hereunder shall be in writing and shall be delivered by hand, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when actually delivered, if delivered by hand, (b) upon receipt, if sent by certified mail, or (c) the next Business Day after being placed in the possession of an overnight delivery service, if sent by an overnight delivery service, and shall be addressed as follows:

     if to any Debtor:

          c/o Paragon Health Network, Inc.
          One Ravinia Drive
          Atlanta, GA
          Attention: General Counsel

     if to Senior Creditor:

          Health and Retirement Properties Trust
          400 Centre Street
          Newton, MA  02158
          Attn:  President
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                                      -6-

     if to any Subordinated Creditor:

          c/o Paragon Health Network, Inc.
          One Ravinia Drive
          Atlanta, GA
          Attention: General Counsel

or to such other address as any party hereto may from time to time hereafter designate to the others in writing.

14.  Successors; Continuing Effect, etc. This Agreement is being entered into
     ----------------------------------
for the benefit of Senior Creditor and its respective successors and assigns. This Agreement shall be a continuing agreement and shall be irrevocable and shall remain in full force and effect so long as there are both Senior Obligations and Subordinated Obligations outstanding. The liability of each Subordinated Creditor hereunder shall be reinstated and revived, and the rights of Senior Creditor shall continue, with respect to any amount at any time paid on account of the Senior Obligations which shall thereafter be required to be restored or returned by Senior Creditor in any Reorganization, all as though such amount had not been paid. Senior Creditor will have relied and will continue to rely upon the subordination provided for herein, and each Subordinated Creditor and, by its acceptance hereof, each Debtor hereby waives notice and proof of such reliance.

15.  Entire Agreement, Amendment. This Agreement constitutes the entire
     ---------------------------
agreement of the parties and no modification or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing signed by Senior Creditor and the Subordinated Creditor affected thereby.

16.  Severability.  Any provision of this Agreement which is prohibited or
     ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

17.  Miscellaneous. The headings in this Agreement are for convenience of
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reference only and shall not alter or otherwise affect the meaning hereof. In the event of any conflict between the provisions of this Agreement and the provisions of any of the Senior Documents, or any of the Subordinated Agreements, the provisions of this Agreement shall control. Each Debtor and each Subordinated Creditor, jointly and severally, shall reimburse Senior Creditor upon demand for all reasonable costs and expenses (including reasonable attorney's fees and disbursements) paid or incurred by Senior Creditor in connection with any enforcement of this Agreement in favor of Senior Creditor.

18.  Counterparts. This Agreement may be executed in any number of counterparts,
     ------------
all of which taken together shall constitute one and the same instrument and any parties hereto may execute this Agreement by signing any such counterpart.
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19.  GOVERNING LAW.
     -------------

     EXCEPT AS TO MATTERS REGARDING THE INTERNAL AFFAIRS OF SENIOR CREDITOR AND ISSUES OF OR LIMITATIONS ON ANY PERSONAL LIABILITY OF THE SHAREHOLDERS AND TRUSTEES OF SENIOR CREDITOR FOR OBLIGATIONS OF SENIOR CREDITOR, AS TO WHICH THE LAWS OF THE STATE OF MARYLAND SHALL GOVERN, THIS AGREEMENT AND ANY OTHER INSTRUMENTS EXECUTED AND DELIVERED TO EVIDENCE, COMPLETE, OR PERFECT THE TRANSACTIONS CONTEMPLATED HEREBY WILL BE INTERPRETED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE LAWS GOVERNING CONFLICTS OF
LAWS) OF THE COMMONWEALTH OF MASSACHUSETTS.

20.  NON-LIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING SENIOR
     -------------------------
CREDITOR, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SENIOR CREDITOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SENIOR CREDITOR. ALL PERSONS DEALING WITH SENIOR CREDITOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SENIOR CREDITOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.


                          [Intentionally left blank.]
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                                      -8-

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed under seal by its duly authorized representative as of the day and year first above written.

                         SENIOR CREDITOR:

                         HEALTH AND RETIREMENT PROPERTIES TRUST, a Maryland real estate investment trust


                         By: /s/ David J. Hegarty
                            --------------------------
                           Name:  David J. Hegarty
                           Title: President

                         SUBORDINATED CREDITORS:

                         PARAGON HEALTH NETWORK, INC., a Delaware corporation


                         By:____________________________
                           Name:
                           Title:

                         GRANCARE, INC., a Delaware corporation AMERICAN PHARMACEUTICAL SERVICES, INC., a Delaware corporation AMERICAN REHABILITY MANAGEMENT, INC., a Tennessee corporation
                         AMERICAN REHABILITY SERVICES, INC., a Utah corporation AMERICAN SENIOR HEALTH SERVICES, INC., a Delaware corporation
                         APS HOLDING COMPANY, INC., a Nevada corporation
                         APS PHARMACY MANAGEMENT, INC., a Delaware corporation HOSPICE ASSOCIATES OF AMERICA, INC., a Delaware corporation
                         HOSPICE MANAGEMENT PARTNERS, INC., a Delaware corporation
                         THERAPY MANAGEMENT INNOVATIONS, INC., a Nevada corporation


                         By:  /s/ Boyd P. Gentry
                            ----------------------------
                           Name:  Boyd P. Gentry
                           Title: Vice President
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                                      -9-

                         DEBTORS:

                         AMS PROPERTIES, INC., a Delaware corporation
                         GCI HEALTH CARE CENTERS, INC., a Delaware corporation


                         By:  /s/ M. Henry Day, Jr.
                            -----------------------------
                           Name:  M. Henry Day, Jr.
                           Title: Assistant Secretary






                   Signature page to Subordination Agreement
                         dated as of October 31, 1997.